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                                                                   EXHIBIT 10.24



Schedule II - Valuation and Qualifying Accounts
(in thousands)

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     Column A                   Column B           Column C -- Additions          Column D          Column E
------------------------------------------------------------------------------------------------------------
                               Balance at          Charged to   Charged                             Balance
                              beginning of         costs and    to other                            at end
   Description                  period              expenses    accounts         Deductions        of period
------------------------------------------------------------------------------------------------------------
Allowance for bad debts

Year ended December 31, 1997    $  --               $   29        $  --             $  --           $ 29
Year ended December 31, 1998       29                   91           --                --            120
Year ended December 31, 1999      120                  100           --                 5            215


Returns, discounts, allowances
and price protection

Year ended December 31, 1997    $  --               $   10        $  --             $  --           $ 10
Year ended December 31, 1998       10                  271           --               162            119
Year ended December 31, 1999      119                1,520           --             1,124            515